UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2023

WILLDAN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33076	14-1951112
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 East Katella Avenue, Suite 300, Anaheim, California 92806
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 424-9144

Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WLDN	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Senior Vice President, Business Development

On January 19, 2023, Mr. Paul Whitelaw notified Willdan Group, Inc. (the “Company”) of his resignation from his position as Senior Vice President, Business Development of the Company and from all other positions he holds with the Company and each of its subsidiaries, effective February 1, 2023.

In conjunction with his resignation, on January 19, 2023, the Company entered into a separation agreement (the “Separation Agreement”) with Mr. Whitelaw. Pursuant to the Separation Agreement, in consideration of Mr. Whitelaw’s release of claims in favor of the Company, the Company will provide Mr. Whitelaw the following benefits: (i) $233,342 (subject to tax withholding and other authorized deductions), payable over ten (10) months in equal installments in accordance with the Company’s standard payroll processes; (ii) acceleration of the vesting of Mr. Whitelaw’s outstanding restricted stock and outstanding performance-based restricted stock units at target levels, such that all of Mr. Whitelaw’s outstanding and unvested restricted stock and performance-based restricted stock units will be fully vested as of February 1, 2023; and (iii) extension of the exercise period for Mr. Whitelaw’s vested options through December 31, 2023.

The Separation Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Separation Agreement is qualified in its entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Document

10.1	Separation Agreement, dated January 19, 2023, between Willdan Group, Inc. and Paul Whitelaw
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLDAN GROUP, INC.

Date: January 23, 2023	By:	/s/ Creighton K. Early
Creighton K. Early
Chief Financial Officer

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